Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Minera Andes Inc. (the “Corporation”), on Form 10-QSB for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bonnie L. Kuhn, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

MINERA ANDES INC.

Date: May 12, 2003	By:	/s/ BONNIE L. KUHN

Bonnie L. Kuhn
Chief Financial Officer and Secretary